UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

☒	Preliminary information statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive information statement

GRAPEFRUIT USA, INC.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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GRAPEFRUIT USA, INC.

10866 Wilshire Blvd, Suite 225

Los Angeles, CA 90024

NOTICE OF STOCKHOLDER ACTION TAKEN BY WRITTEN CONSENT

(“Preliminary Information Statement”)

Dear Shareholder:

NOTICE IS HEREBY GIVEN that the Board of Directors (the “Board”) of GRAPEFRUIT USA, Inc., Inc., a Delaware corporation (hereinafter the “Company,” “we,” “us” or “our”), has approved, and the holders of a majority of the outstanding shares of our Common Stock, par value $0.0001 per share (the “Common Stock”), approved the following corporate actions:

(1) an amendment to our Articles of Incorporation, as amended (the “Articles of Incorporation”), to amend to paragraph IV of the Company’s articles of incorporation with the Delaware Secretary of State to increase the number of authorized shares of common stock to two billion (2,000,000,000) at a par value of $0.0001 (dated October 11,2022);

(2) the filing of a Certificate of Designation with the Delaware Secretary of State authorizing one million (1,000,000) shares of Series “A” Preferred Stock carries zero conversion rights and no liquidation preference and expires in seven years, unless renewed by the Board of Directors (dated September 21, 2022); and

(3) the issuance two hundred and fifty thousand (250,000) shares of the Series “A” Preferred Stock to Bradley Yourist (an officer and director of the Company) and two hundred and fifty thousand (250,000) shares of the Series “A” Preferred Stock to Daniel Yourist (an officer and director of the Company) with each block of Series “A” Preferred Stock issued as described above voting as Common Stock of the Company at an equivalent of 16.75% of the then issued outstanding Common Stock.

The accompanying information statement (the “Information Statement”), which describes the above corporate actions in more detail, and provides our stockholders with other important information, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder.

Pursuant to §103 and §151 of the Delaware General Corporation Law, our Articles of Incorporation, and our Bylaws, this stockholder action, with shall effectuate the above-described corporate actions, may be taken by written consent of the board of directors who are empowered with blank-check authority to take such action without a meeting of stockholders. The written consent of a majority of the outstanding shares of our Common Stock is sufficient to approve the above-described corporate actions.

The amendment to the Company’s Articles of Incorporation became effective on the date the Company filed a Certificate of Amendment to its Articles of Incorporation with the Delaware Secretary of State which occurred on or about October 11, 2022 and the authorization of the Series “A” Preferred Stock became effective on the date the Company filed the Certificate of Designation which occurred on or about September 21, 2022.

We will mail this information statement twenty (20) days after the filing of this Preliminary Information Statement with the Securities and Exchange Commission.

THIS IS NOT A NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH IS DESCRIBED HEREIN.

AS SUCH, WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY AND YOU ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

By Order of the Board of Directors,

/s/ Bradley Yourist
Bradley Yourist
CEO and Director

Los Angeles, California

November 25, 2022

GRAPEFRUIT USA, INC.

Information Statement Pursuant to Section 14C

Of the Securities Exchange Act of 1934

CONCERNING CORPORATE ACTIONS AUTHORIZED

BY WRITTEN CONSENT OF A MAJORITY OF THE SHAREHOLDERS

November 25, 2022

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

General Information

This Information Statement is being furnished to the stockholders of GRAPEFRUIT USA, INC., a Delaware Corporation (“Company,” “we,” “us” or “our”), to advise them of the corporate action described herein, which has been authorized by the written consent of stockholders owning a majority of the Company’s voting stock, in accordance with the requirements of Sections 103 and 151 of the Delaware General Corporation Law.

This Information Statement will first be mailed to stockholders on or about December 15, 2022. This Information Statement is being furnished for informational purposes only. Again, the Company is neither requesting any existing shareholder of record for a proxy with regards to the corporate action described in this Information Statement nor are any existing shareholders responsible to take any action in furtherance of its contents.

Our board of directors has determined that the close of business on November 25, 2022 is the record date (the “Record Date”) for the stockholders entitled to receive notice about the corporate actions set forth herein regarding the Company’s corporate actions described herein. The described corporate actions are hereinafter referred to as the “Actions”.

Pursuant to Sections 103 and 151 of the Delaware General Corporation Law, boards of directors who are empowered with blank-check authority by their corporation’s articles of incorporation are permitted to be taken at a meeting of stockholders of a Delaware Corporation may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, are signed by stockholders holding at least a majority of the voting power.

As of the Record Date, we had 717,402,185 shares of Common Stock issued and outstanding. Additionally, as of the Record Date, the holders of a majority of the outstanding shares of our Common Stock, par value $0.0001 per share (the “Common Stock”), approved the following Actions.

`

Accordingly, the Action has been approved by the holders of a majority of our outstanding shares of common stock, and no further vote or further action of our stockholders is required to approve the Action. You are hereby being provided with notice of the approval of the Action by less than unanimous written consent of our stockholders. However, under federal law, the Action will not be effective until at least 20 days after this Information Statement has first been mailed to stockholders. Stockholders do not have any dissenter or appraisal rights in connection with the Action at hand.

On or about September 22, 2022, the holders of a majority of the outstanding shares of our Common Stock, par value $0.0001 per share (the “Common Stock”), approved, and the Company caused to be filed, a Certificate of Designation authorizing the Series “A” Preferred Stock.

On or about September 22, 2022, the board of directors of the Company approved the issuance of two hundred and fifty thousand (250,000) shares of the Series “A” Preferred Stock to Bradley Yourist (an officer and director of the Company) and two hundred and fifty thousand (250,000) shares of the Series “A” Preferred Stock to Daniel Yourist (an officer and director of the Company) with each block of Series “A” Preferred Stock issued as described above voting as Common Stock of the Company at an equivalent of 16.75% of the then issued outstanding Common Stock

On or about October 11, 2022, our board of directors approved the amendment of our articles of incorporation to effectuate an increase the number of authorized shares of common stock to two billion (2,000,000,000) at a par value of $0.0001

Our executive offices are located at 10866 Wilshire Blvd, Suite 225, Los Angeles, CA 90024, and our telephone number is (315)-575-1175.

Interest of Persons in Matters to be Acted Upon

No officer, director or principal stockholder has a substantial or material interest in the favorable outcome of the Action other than as discussed herein.

OUTSTANDING VOTING SECURITIES

At the time of this stockholder action our issued and outstanding voting securities consisted of shares of 717,402,185 shares of Common Stock (Par Value $0.001) issued and outstanding as of the Record Date.

INFORMATION ON CONSENTING STOCKHOLDERS

As stated above, under Sections 103 and 151 of the Delaware General Corporate Law, Delaware Corporations whose boards of directors are empowered with black-check authority, may take certain actions to increase authorized share capital or designate particular rights and preferences upon preferred shares, which generally are actions required by the Delaware Corporate Code to be taken at a meeting of stockholders of a Delaware Corporation may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, are signed by stockholders holding at least a majority of the voting power. As of the Record Date, we had 717,402,185 shares of Common Stock issued and outstanding. Additionally, as of the Record Date, shareholders of the Company totaling more than 50.01% of the then issued and outstanding shares of Common Stock, executed and delivered to us a written consent authorizing and approving the Action set forth in this Information Statement, however such action was not required under Sections 103 or 151 as previously mentioned herein.

ACTION: INCREASE IN THE AUTHORIZED COMMON STOCK

This Action set forth in this Information Statement is to amend the Articles of Incorporation of the Company to increase the authorized Common Stock to two billion (2,000,000,000) at a par value of $0.0001

On or about October 11, 2022, our board of directors approved the amendment of our articles of incorporation to effectuate an increase the number of authorized shares of common stock to two billion (2,000,000,000) at a par value of $0.0001

Reasons for the Increase in the Authorized Common Stock

The Board of Directors voted to increase the Corporation’s Authorized Share Capital to allow for the conversion of convertible promissory debt instruments into equity shares. Without requisite share capital the Corporation would be in default of such obligations and the prospect of additional debts to be incurred by the Corporation as a result of such default would increase to the detriment of all equity and debt shareholders in the Corporation.

ACTION: DESIGNATION OF A NEW CLASS OF EQUITY (SERIES “A” PREFERRED STOCK)

This Action set forth in this Information Statement is to amend the Articles of Incorporation of the Company to designate a new class of equity, Series “A” Preferred Stock.

On or about September 22, 2022, the holders of a majority of the outstanding shares of our Common Stock, par value $0.0001 per share (the “Common Stock”), approved, and the Company caused to be filed, a Certificate of Designation authorizing the Series “A” Preferred Stock.

Reasons for the Designation of a New Class of Equity (Series “A” Preferred Stock)

The Board of Directors voted to designate a new class of Series “A” Preferred Shares as voting shares only which carry no liquidation preference or conversion rights into common shares to ensure the continuity of management in decision making for the Corporation to successfully carry out its ongoing business plans.

ACTION: ISSUANCE OF SERIES “A” PREFERRED STOCK

This Action set forth in this Information Statement was the issuance of Series “A” Preferred Stock to various individuals identified herein.

On or about October 11, 2022, our board of directors approved the amendment of our articles of incorporation to effectuate an increase the number of authorized shares of common stock to two billion (2,000,000,000) at a par value of $0.0001

On or about September 21, 2022, the Company caused to be issued two hundred and fifty thousand (250,000) shares of the Series “A” Preferred Stock to Bradley Yourist (an officer and director of the Company) and two hundred and fifty thousand (250,000) shares of the Series “A” Preferred Stock to Daniel Yourist (an officer and director of the Company) with each block of Series “A” Preferred Stock issued as described above voting as Common Stock of the Company at an equivalent of 16.75% of the then issued outstanding Common Stock.

Reasons for the Issuance of the Series “A” Preferred Stock

The Board of Directors voted to issue new shares from the designated class of Series “A” Preferred Shares to Daniel Yourist and Bradley Yourist as voting shares only which carry no liquidation preference or conversion rights into common shares to ensure the continuity of management in decision making for the Corporation to successfully carry out its ongoing business plans.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information table sets forth certain information regarding the Common Stock owned on November 25, 2022 by: (i) each person who is known by the Company to own beneficially more than 5% of its outstanding Common Stock; (ii) each director and officer; and (iii) all officers and directors as a group:

Title of Class	Name and Address of Beneficial Owner [1]	Title of Beneficial Owner	Amount and Nature of Beneficial Owner	% of Class [2]
Common	Bradley Yourist 10866 Wilshire Blvd, Suite 225 Los Angeles, CA 90024	CEO and Director	129,198,426	18.01%

Common	Dan Yourist 10866 Wilshire Blvd, Suite 225 Los Angeles, CA 90024	COO and Director	128,125,206	17.86%

	All Directors & Officers as a Group		257,323,632	35.87%

Notes: (1) The person or entity named in this table has sole voting and investment power with respect to all shares of common stock reflected as beneficially owned; and (2) based on 717,402,185 shares of common stock outstanding as of November 25, 2022 .

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

NO DISSENTER’S RIGHTS

The Stockholders have no right under the Delaware General Corporation Law, the Articles consistent with above or By-laws to dissent from any of the provisions adopted in the Amendments.

EFFECTIVE DATE

Pursuant to Rule 14c-2 under the Exchange Act, the above actions were effective on filing with the Delaware Secretary of State as described herein. We will mail this information statement twenty (20) days after the filing of this Preliminary Information Statement with the Securities and Exchange Commission.

MISCELLANEOUS MATTERS

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board of Directors has fixed the close of business on December 15, 2022, as the record date (the “Record Date”) for the determination of Stockholders who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the above actions will not become effective until at least 20 calendar days after the filing of the Definitive Information Statement.

This Information Statement is being mailed on or about December 15, 2022, to all Stockholders of record as of the Record Date.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the above actions. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

November 25, 2022	By Order of the Board of Directors,

/s/ Bradley Yourist
Bradley Yourist
CEO and Director

EXHIBIT “A”

AMENDMENT TO ARTICLES OF INCORPORATION

Delaware

The First State

Page 1

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "GRAPEFRUIT USA, INC.", FILED IN THIS OFFICE ON THE ELEVENTH DAY OF OCTOBER, A.D. 2022, AT 3:14 O`CLOCK P.M.

Jeffrey W. Bullock, Secretary of State

6551240 8100
SR# 20223746038

Authentication: 204646076
Date: 10-18-22

You may verify this certificate online at corp.delaware.gov/authver.shtml

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:14 PM 10/11/2022
FILED 03:14 PM 10/11/2022
SR 20223746038 - File Number 6551240

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

THE UNDERSIGNED, being all the directors of Grapefruit USA, Inc., a Delaware corporation (the "Company"), hereby certify that it took the following corporate actions and adopted the following resolutions upon unanimous written consent of the Corporation's directors who adopted and approved said resolutions, effective as of October 11, 2022;

FIRST: That at a meeting of the Board of Directors of Grapefruit USA, Inc. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "IV" so that, as amended, said Article shall be and read as follows:

"This corporation is authorized to issue two classes of shares designated respectively as "Common Stock and "Preferred Stock" and referred to herein as Common Stock or Common Shares and Preferred Stock or Preferred Shares, respectively. The total number of shares of Common Stock this corporation is authorized to issue is 2,000,000,000 and each share shall have a par value of $0.0001, and the total number of shares of Preferred Stock this corporation is authorized to issue is 2,000,000 and each share shall have a par value of $0.0001. The Preferred Shares may be issued from time to time in one or more series. The board of directors is authorized to fix the number of shares of any series of Preferred Shares and to determine the designation of any such series. The board of directors is also authorized to determine or alter then rights, preference, privileges, and restrictions granted to or imposed upon any privileges and restricts granted to or imposed upon any wholly un-issued series of Preferred Shares, and within the limits and restrictions stated in any resolution or resolutions of the board of directors originally fixing then number of shares constitution any series, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of an series subsequent to the issue of shares of that series."

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[signature page follows]

Page 1 of 2

DocuSign Envelope ID: EB81A5A7-1F61-4E13-BE8C-8750E48CDBD2

Dated; October 11, 2022

DocuSigned by:
By: Daniel Yourist
F2975FC1510942C...
Name: Daniel Yourist
Title: Director and COO

DocuSigned by:
By: Bradley Yourist
86703B024C654F9...
Name: Bradley Yourist
Title: Director and CEO

DocuSigned by:
By: ____________________
22AC62FE501749A...
Name: Sharon Boddie
Title: Director

Page 2 of 2

EXHIBIT “B”

CERTIFICATE OF DESIGNATION

Delaware

The First State

Page 1

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "GRAPEFRUIT USA, INC.", FILED IN THIS OFFICE ON THE TWENTY-FIRST DAY OF SEPTEMBER, A.D. 2022, AT 3:47 O`CLOCK P.M.

SECRETARY'S OFFICE 1793 DELAWARE 1855

Jeffrey W. Bullock, Secretary of State

6551240 8100
SR# 20223584881

Authentication: 204513694
Date: 09-29-22

You may verify this certificate online at corp.delaware.gov/authver.shtml

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:47 PM 09/21/2022
FILED 03:47 PM 09/21/2022
20223584881 - File Number 6551240

CERTIFICATE OF DESIGNATION OF THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS OF THE PREFERRED SERIES "A" STOCK GRAPEFRUIT USA, INC.

THE UNDERSIGNED, being all the directors of Grapefruit USA, Inc., a Delaware corporation (the "Company"), hereby certify that it took the following corporate actions and adopted the following resolutions upon unanimous written consent of the Corporation's directors who adopted and approved said resolutions, effective as of September 28, 2022:

WHEREAS, the directors believe that it is in the best interests of the Corporation to designate certain rights and privileges to a series "A" of the Corporation's authorized preferred stock to establish the respective terms, designations, relative rights, preferences and limitations of same by filing a Certificate of Designation with the State of Delaware Secretary of State; and

WHEREAS, the directors believe that it is in the best interests of the Corporation to amend its' Articles of Incorporation and to designate new rights, preferences and limitations of this new Preferred Series A Stock in a Certificate of Designation and to file the same with the State of Delaware Secretary of State; and

NOW, THEREFORE, BE IT RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation by the DGCL and in accordance with the provisions of its Articles of Incorporation, as amended, in addition to common stock, a class of preferred stock of the Corporation known as its Preferred Series A stock is hereby designated and the Board of Directors hereby fixes, states and expresses the terms, designations, relative rights, preferences and limitations of such class in addition to those set forth in said Articles of Incorporation, as amended, to be in their entirety as follows:

1. **Designation of Preferred Series A Stock Rights**. Of the authorized shares one million (1,000,000) are hereby designated as Preferred Series "A" Stock with a par value of $0.001. Pursuant to this designation and its exhibits, Preferred Series "A" Stock is hereby created which shall carry voting rights senior to the Common Stock and will not be subject to any reverse splits or deductions.

2. **Issuance; Rank; Secured.** The Preferred Series A shall rank senior to the Common Stock and any other capital stock of the Corporation only as to voting rights, there will be no dividends and upon liquidation, dissolution or winding up there shall be zero preference. The Preferred Series A shares are not secured by assets of the Corporation and shall carry no conversion rights into common stock of the Corporation.

3. **Dividends.** No dividends shall be declared or paid upon the Preferred Series A Shares.

4. **Liquidation, Dissolution or Winding Up.** Matters relating to liquidation, dissolution or winding up of this Corporation shall be as provided in the DCGL Section 271, et seq. Preferred Series A shall be senior to the Common and all other classes of Preferred Stock. A merger, acquisition, sale of voting control or sale of substantially all of the assets of the

Page 1 of 2

Company in which the shareholders of the Company do not own a majority of the outstanding shares of the surviving corporation shall be deemed to be a liquidation.

5. **Voting.** Holder(s) of shares of Preferred Series A, are entitled to vote on any corporate matters or on matters affecting rights of all shareholders. For each share of Preferred Series A Stock held, holders of Series A Preferred Shares shall have voting rights equal to sixty seven (67%) percent of the then outstanding common shares and may vote on any action requiring any class of shares to vote including on any merger, offer to buy/sell assets of the Corporation, in any change-of-control, or other similar transactions.

Voting Examples:

1,000,000 Preferred Series A Shares = 67.67% of then outstanding common

500,000 Preferred Series A Shares = 33.33% of then outstanding common

250,000 Preferred Series A Shares = 16.67% of then outstanding common

125,000 Preferred Series A Shares = 8.33% of then outstanding common

6. **No Impairment:** The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all of the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the holders of the shares of Preferred Series A against impairment.

7. **Term.** These Preferred Series A Shares will expire in a period of seven (7) years and will be surrendered to the Corporation for retirement, unless renewed by the Board of Directors.

FURTHER RESOLVED, that a Certificate of Designation shall be filed with the State of California setting forth these terms, designations, relative rights, preferences and limitations.

FURTHER RESOLVED, that each Officer of the Company is hereby authorized, empowered and directed on behalf of the Company to execute and deliver, on behalf of the Company, any and all documents necessary to file the Certificate of Designation and to otherwise enable the Company to issue the Preferred Series A.

Dated: September 21, 2022:

By: Daniel J. Yourist
Name: Daniel Yourist
Title: Director and COO

By: ______________________
Name: Bradley Yourist
Title: Director and CEO

Page 2 of 2

By: *Sharon Boddie*
Name: Sharon Boddie
Title: Director

Page 3 of 2